EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Oregon Steel Mills, Inc. (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
E. Declusin, President and Chief Executive Officer of the Company, and I, L. Ray Adams, Vice President - Finance, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78c(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ James E. Declusin
---------------------------------
James E. Declusin
President and Chief Executive Officer

September 17, 2004


/s/ L. Ray Adams
---------------------------------
L. Ray Adams
Vice President - Finance,
Chief Financial Officer, and Treasurer

September 17, 2004